SECURITIES AND EXCHANGE COMMISSION

     WASHINGTON, D.C.  20549


     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):
     July 18, 1995


     ILLINOIS TOOL WORKS INC.

     (Exact Name of Registrant as Specified in its Charter)

     DELAWARE
     (State or Other Jurisdiction of Incorporation or Organization)

     1-4797
     (Commission File Number)

     36-1258310
     (I.R.S. Employer Identification No.)

     3600 W. LAKE AVENUE, GLENVIEW, ILLINOIS
     (Address of Principal Executive Offices)

     60025-5811
     (Zip Code)

     Registrant's telephone number, including area code:
     (708) 724-7500

ITEM 5.  Other Events.

                                       (i)

In 1995, Illinois Tool Works Inc. ("ITW") has acquired all of the issued and outstanding shares of each of the following companies companies in exchange for shares of ITW common stock:

COMPANY NAME                            DESCRIPTION OF          DATE
                                        BUSINESS                CONSUMMATED

Jemco Engineering Company               Indicator Lights        May 31, 1995
Fibre Glass-Evercoat Company, Inc.      Body Fillers &
                                        Finishing Products      May 31, 1995
Foamseal, Inc.                          Adhesives &
                                        Application Equipment   May 31, 1995
United Silicone Inc.                    Pad Printing &
                                        Hot Stamping Equipment  June 5, 1995


In May 1995, ITW also entered into an agreement with Hobart Brothers Company ("Hobart"), a manufacturer of welding equipment and consumables, mreby ITW would acquire all of the issued and outstanding shares of Hobart in exchange for shares of ITW common stock. Although ITW is in the process of responding to a request for additional information from the Federal Trade Commission the pursuant to Hart-Scott-Rodino Act of 1976, this transaction is expected to be completed in September 1995.

In July 1995, ITW also reached an agreement in principle to acquire all of the issued and outstanding shares of a distributor of fastening equipment and fasteners in exchange for shares of ITW common stock. The transaction is expected to be completed by July 31, 1995.

The acquisitions of the above companies (the "pooled companies") will all be accounted for as poolings of interests in conformity with Accounting Principles Board Opinion No. 16 ("APB 16"). However, since the combined impact of the pooled companies on ITW's consolidated financial statements is not significant, the ITW consolidated financial statements for 1993, 1994, and the first quarter 1995 will not be restated.

                                       (ii)

In addition to the acquisition of the pooled companies discussed above, ITW has also acquired several other operations (the "purchased companies") in 1995 which will be accounted for as purchases in accordance with APB 16. The cumulative impact of the purchased companies on the ITW consolidated financial statements is not significant.

                                       (iii)

Although none of the pooled companies or the purchased companies individually constitute a significant subsidiary within the meaning of Rule 1-02 (v) of Regulation S-X, nor were the acquisitions related transactions, the cumulative effect of all of the acquisitions in (i) and (ii) would meet the significant subsidiary test. Therefore, the pro forma financial information for the combined pooled companies, which constitute a majority of the acquisitions made by ITW in 1995, is set out in item 7(b).

ITEM 7.  Financial Statements, Pro Forma Financial
Information and
         Exhibits

          (a)  Financial Statements of Business Acquired

               Not applicable.

          (b)  Pro Forma Financial Information

               (1) Unaudited pro forma combined statement of income for the three months ended March 31, 1995.


               (2) Unaudited pro forma combined statement of financial position as of March 31, 1995.

               (3) Unaudited pro forma combined statement of income for the year ended December 31, 1994.


          (c)  Exhibits

               Exhibit Number          Description

               27                      Financial Data Schedule






     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on this 17th day of July 1995.





                    ILLINOIS TOOL WORKS INC.




                     By  /s/  Michael W. Gregg
                         ------------------------------
                         Michael W. Gregg
                         Senior Vice President and
                         Controller, General Accounting

ITEM 7(b)  Pro Forma Financial Information

The following unaudited pro forma combined statements of income and the unaudited pro forma combined statement of financial position give effect to the acquisitions of the pooled companies by ITW as if they had occurred on (i) January 1, 1995 for the statement of income for the three months ended March 31, 1995, (ii) January 1, 1994 for the statement of income for the year ended December 31, 1994, and (iii) March 31, 1995 for the statement of financial position. The results shown do not purport to reflect the results that would have occurred had ITW acquired the the pooled companies on January 1, 1995, March 31, 1995 or January 1, 1994, or which may occur in the future.

The data presented is based on the historical consolidated financial statements of ITW and the pooled companies for the periods ending
March 31, 1995, and December 31, 1994, and as of March 31 1995.



              ILLINOIS TOOL WORKS INC. AND THE POOLED COMPANIES UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                 FOR THE THREE MONTHS ENDED MARCH 31, 1995.
                 (In thousands, except per share amounts)

                                                                 PRO FORMA
                                                                 COMBINED
                                                   COMBINED      ITW AND
                                                   POOLED        POOLED
                                     ITW           COMPANIES     COMPANIES
                                    --------------------------------------

OPERATING REVENUES                  $929,085      $112,280      $1,041,365

  OPERATING COSTS                    616,022        79,000         695,022

  SELLING, ADMINISTRATIVE,
    AND RESEARCH AND
    DEVELOPMENT EXPENSES             173,875        21,013         194,888

  AMORTIZATION OF GOODWILL AND
    OTHER INTANGIBLE ASSETS            6,133           263          6,396
                                    --------      --------      ---------

OPERATING INCOME                     133,055        12,004        145,059


  INTEREST EXPENSE                    (6,159)       (1,308)        (7,467)

  AMORTIZATION OF RETIREE
    HEALTHCARE                        (1,742)            0         (1,742)

  OTHER INCOME (EXPENSE)              (4,123)         (635)        (4,758)
                                    --------      --------      ---------

INCOME BEFORE INCOME TAXES           121,031        10,061        131,092


  INCOME TAXES                        46,000         2,010         48,010
                                    --------      --------      ---------

NET INCOME                          $ 75,031      $  8,051      $  83,082
                                    ========      ========      ==========

NET INCOME PER SHARE
  OF COMMON STOCK                   $   0.66                    $    0.69
                                    ========                    =========

AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD                  114,032                     121,240
                                    ========                    ========

               ILLINOIS TOOL WORKS INC. AND THE POOLED COMPANIES
          UNAUDITED PRO FORMA COMBINED STATEMENT OF FINANCIAL POSITION
                               AS OF MARCH 31, 1995
                                  (In thousands)

                                                                 PRO FORMA
                                                                 COMBINED
                                                   COMBINED      ITW AND
                                                   POOLED        POOLED
                                     ITW           COMPANIES     COMPANIES
                                    --------------------------------------
CURRENT ASSETS:
  CASH AND EQUIVALENTS              $  118,712    $ 12,313       $  131,025
  TRADE RECEIVABLES                    644,938      66,584          711,522
  INVENTORIES                          465,961      45,092          511,053
  DEFERRED INCOME TAXES                 76,541      11,532           88,073
  PREPAIDS AND OTHER                    63,155       2,806           65,961
    CURRENT ASSETS                  ----------    --------       ----------
                                     1,369,307     138,327       $1,507,634
                                    ----------    --------       ----------
    TOTAL CURRENT ASSETS

PLANT AND EQUIPMENT:
  COST                               1,432,041     118,771        1,550,812
  ACCUMULATED DEPRECIATION            (787,959)    (69,520)       (8,57,479)
                                    ----------    --------       ----------
    NET PLANT & EQUIPMENT              644,082      49,251          693,333
                                    ----------    --------       ----------

INVESTMENT IN LEVERAGED LEASES          54,012           0           54,012
                                    ----------    --------       ----------
GOODWILL                               380,143       5,201          385,347
                                    ----------    --------       ----------
DEFERRED INCOME TAXES                   38,292      17,042           55,334
                                    ----------    --------       ----------
OTHER ASSETS                           267,379      15,772          283,151
                                    ----------    --------       ----------
OTHER ASSETS                        $2,753,215    $225,596       $2,978,811
                                    ==========    ========       ==========

CURRENT LIABILITIES:
  SHORT-TERM DEBT                   $   69,023    $  1,507       $   70,530
  ACCOUNTS PAYABLE                     174,148      28,803          202,951
  ACCRUED EXPENSES                     343,927      33,022          376,949
  CASH DIVIDENDS PAYABLE                17,117           0           17,117
  INCOME TAXES PAYABLE                  65,718       2,942           68,660
                                    ----------    --------       ----------
    TOTAL CURRENT LIABILITIES          669,933      66,274          736,207
                                    ----------    --------       ----------

NON-CURRENT LIABILITIES:
  LONG-TERM DEBT                       272,014      54,816          326,830
  OTHER                                200,615       9,574          210,189
                                    ----------    --------       ----------
    TOTAL NON-CURRENT LIABILITIES      472,629      64,390          537,019


STOCKHOLDERS' EQUITY:
  PREFERRED STOCK                          --           --               --
  COMMON STOCK                        203,810       30,627          234,437
  INCOME REINVESTED IN THE
    BUSINESS                        1,402,086       67,869        1,469,955
                                   ----------     --------      -----------
                                    1,605,896       98,496        1,704,392
  COMMON STOCK HELD IN TREASURY        (1,866)           0           (1,866)
  EQUITY ADJUSTMENT FROM FOREIGN
    CURRENCY TRANSLATION                6,623       (3,564)           3,059
                                   ----------     --------       ----------
  TOTAL STOCKHOLDERS' EQUITY        1,610,653       94,932        1,705,585
                                   ----------     --------       ----------
                                   $2,753,215     $225,596       $2,978,811
                                   ==========     ========       ==========

              ILLINOIS TOOL WORKS INC. AND THE POOLED COMPANIES
          UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FOR THE
                     FOR THE YEAR ENDED DECEMBER 31, 1994.
                   (In thousands, except per share amounts)

                                                                 PRO FORMA
                                                                 COMBINED
                                                   COMBINED      ITW AND
                                                   POOLED        POOLED
                                     ITW           COMPANIES     COMPANIES
                                    --------------------------------------

OPERATING REVENUES                  $3,461,315    $373,186      $3,834,501

  OPERATING COSTS                    2,290,117     264,751       2,557,868
  SELLING, ADMINISTRATIVE,
    AND RESEARCH AND
    DEVELOPMENT EXPENSES              650,069       74,616         724,685

    AMORTIZATION OF GOODWILL AND
      OTHER INTANGIBLE ASSETS          22,344        1,359           23,703
                                    ---------     --------       ----------

OPERATING INCOME                      498,785       29,460          528,245

  INTEREST EXPENSE                    (26,943)      (5,860)         (32,803)

  AMORTIZATION OF RETIREE
    HEALTHCARE                         (6,968)           0           (6,968)

  OTHER INCOME (EXPENSE)              (14,591)      (4,166)         (18,757)
                                    ---------     --------       ----------

INCOME BEFORE INCOME TAXES            450,283       19,434          469,717


  INCOME TAXES                        172,500        6,303          178,803
                                    ---------     --------       ----------

NET INCOME                          $ 277,783      $13,131       $3,290,914
                                    =========      =======       ==========

NET INCOME PER SHARE
  OF COMMON STOCK                   $    2.45                    $     2.41
                                    =========                    ==========

AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD                 $  113,387                   $   120,595
                                    ==========                   ===========